                                                                    EXHIBIT 10.9

                                 TERM LOAN NOTE

$3,500,000                                                      October 29, 2003

            FOR  VALUE  RECEIVED  and  intending  to  be  legally   bound,   the
undersigned  MONTICELLO  RACEWAY  MANAGEMENT,   INC.,  a  New  York  corporation
("Borrower"),  promises to pay, in lawful money of the United States of America, to the order of THE  BERKSHIRE  BANK  ("Lender"),  at its address at 4 East 39th
Street,  New York,  NY 10016,  the original  principal sum of Three Million Five
Hundred  Thousand Dollars  ($3,500,000)  plus interest in the amounts and on the
dates  set  forth  below.   This  note  (this   "Note")   evidences   Borrower's
unconditional  obligation  to repay that certain  loan (the "Loan")  established pursuant to that certain Loan and Security Agreement, dated October 29, 2003, by
and  between  Borrower  and  Lender  (as  it  may  be  supplemented,   restated,
superseded,  amended or replaced from time to time, the "Loan  Agreement").  All capitalized  terms  used  herein  without  further  definition  shall  have  the respective meanings ascribed thereto in the Loan Agreement.

            Borrower agrees to pay interest on the outstanding principal balance hereunder  at the  rate  and  calculated  in the  manner  specified  in the Loan
Agreement.

            The principal  amount of this Note  together with interest  shall be paid in twenty-three (23) equal consecutive monthly installments  (calculated on the basis of eighty-four  (84) month  amortization of principal and interest) in the amount of $55,868.72 each,  commencing on December 1, 2003 and continuing on the first day of each  calendar  month  thereafter,  with a final payment of the entire  outstanding  principal  balance  hereunder  and all  accrued  but unpaid interest, fees, costs and Expenses due on November 1, 2005. Interest payable for the period commencing on the date hereof and ending on October 31, 2003 shall be deducted from the Loan proceeds paid to Borrower on the Closing Date.

            This  Note may be  prepaid  only in  accordance  with the  terms and conditions of the Loan Agreement.

            The Loan Agreement  provides for the  acceleration of the payment of principal  of and interest on the Loan upon the  happening of certain  Events of
Default.  The obligations  evidenced by this Note are secured by the Collateral.
Borrower shall be obligated for Expenses incurred by Lender from time to time in connection with the Loan to the extent set forth in the Loan Agreement

            To the extent  permitted by law,  Borrower  hereby  waives  protest, demand,  notice of  nonpayment  and all other  notices  in  connection  with the delivery, acceptance, performance or enforcement of this Note.

            THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE  WITH NEW
YORK LAW. To the extent  permitted by law, the provisions of this Note are to be deemed severable and the invalidity or  unenforceability  of any provision shall not affect or impair the remaining provisions of this Note which shall

                                       1

continue in full force and effect.  No  modification  hereof shall be binding or enforceable against Lender unless approved in writing by Lender.

            BORROWER (AND LENDER BY ITS ACCEPTANCE HEREOF) HEREBY WAIVES ANY AND
ALL  RIGHTS  IT MAY HAVE TO A JURY  TRIAL  IN  CONNECTION  WITH ANY  LITIGATION,
PROCEEDING, CLAIM OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS
OF THE PARTIES  HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS
ARISING OUT OF ANY  DISCUSSIONS,  NEGOTIATIONS  OR  COMMUNICATIONS  INVOLVING OR
RELATED  TO  ANY   PROPOSED   RENEWAL,   EXTENSION,   AMENDMENT,   MODIFICATION,
RESTRUCTURE,   FORBEARANCE,   WORKOUT,   OR  ENFORCEMENT  OF  THE   TRANSACTIONS
CONTEMPLATED BY THE LOAN DOCUMENTS.

                           [SIGNATURE PAGE TO FOLLOW]

                                       2

            IN  WITNESS  WHEREOF,  and  intending  to be legally  bound  hereby,
Borrower has executed this Note as of the day and year first above written.

                                             MONTICELLO RACEWAY MANAGEMENT, INC.

                                             By: /s/ Cliff Ehrlich
                                                 ------------------------------
                                             Name:  Cliff Ehrlich
                                             Title: President

                       [SIGNATURE PAGE TO TERM LOAN NOTE]

                                       3